UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2008

PROLIANCE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13894 (Commission File Number)	34-1807383 (I.R.S. Employer Identification No.)

100 Gando Drive, New Haven, Connecticut 06513 (Address of principal executive offices, including zip code)

(203) 401-6450
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 6, 2008, Proliance International, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing information with respect to its operating results for the first quarter ended March 31, 2008. The press release also contains a discussion of certain forward-looking information with respect to full year 2008 results and compliance with the provisions of its credit facility, as amended.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits – The following exhibit is furnished as part of this report:

99.1	Press Release dated May 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLIANCE INTERNATIONAL, INC.
Date: May 6 2008	By:	/s/ Arlen F. Henock
Arlen F. Henock
Executive Vice President
and Chief Financial Officer